SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 3, 2001
(Date of earliest event reported)

Commission File No.:  333-57802-01



                   GE Capital Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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           Delaware                                       22-3755203
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(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
        Incorporation)

292 Long Ridge Road, Stamford, Connecticut                          06927
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 (Address of Principal Executive Office)                          (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown Inc., Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-57802) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                                      Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       GE CAPITAL COMMERCIAL MORTGAGE
                                           CORPORATION



                                       By: /s/ Daniel Vinson
                                           ----------------------------------
                                           Name:  Daniel Vinson
                                           Title: Authorized Signatory


Date:  August 3, 2001

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------


   99.1                Computational Materials                        E